EXHIBIT 10.15

                                    AGREEMENT


AGREEMENT, dated November 29, 1989, by and between General Mills, Inc. a Delaware corporation ("Protected") and Nestle S.A., a Swiss corporation ("Limited"), (Protected and Limited collectively, the "Parties").

WHEREAS, the Parties propose to enter into certain negotiations concerning a possible joint venture between them (the "Joint Venture") and, in connection with such negotiations and with the formation and operation of the Joint Venture in the event agreement is reached in that connection, Limited has requested access to certain confidential business information of Protected.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in consideration of Protected's disclosure of the above-referenced confidential business information to Limited (the scope and other terms of which disclosure are not governed by this instrument), the Parties hereto agree, with the intention of being legally bound, as follows:

1.       Certain Definitions

(a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, as currently in effect (the "Exchange Act Rules"), under the Securities Exchange Act of 1934, as amended, as currently in effect (the "Exchange Act").

(b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act Rules, and, for the purposes of this Agreement, a Person shall have "Beneficial Ownership" of securities of which such Person is the Beneficial Owner.

(c) "Common Stock" shall mean the common stock $.75 par value, of Protected.

(d) "Protected Security" shall mean any equity or debt security of Protected, or right to acquire any such equity or debt security, including by purchase, conversion or exchange, including, but not limited to, Common Stock, preferred stock, notes, debentures and other evidences of indebtedness.

(e) "Group" shall mean any partnership, limited partnership, syndicate or other group within the meaning of Section 13(d)(3) of the Exchange Act.

(f) "Participant" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules.

(g) "Person" shall mean any individual, firm, corporation, partnership, trust or other entity.

(h) "Proxies" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules.

(i) "Solicitation" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules.

(j) "Subsidiary" shall mean, with respect to any Person, any corporation which is controIled by such Person, by ownership of securities or otherwise.

2.       Representation and Warranty by Limited

         Limited represents and warrants to Protected that as of the date of this Agreement neither Limited nor any of its Affiliates or Associates, (other than employee benefit plans or pension trusts holding Protected Securities solely for investment purposes), is either the Beneficial Owner or has any control of any Protected Securities.

3.       Certain Agreements by Limited

         Limited covenants with Protected that, without the prior written consent of Protected, Limited and its Affiliates and Associates, (other than employee benefit plans or pension trusts holding Protected Securities solely for investment purposes), singly or acting together, in concert, or as a Group with each other or any other Person, directly or indirectly through one or more intermediaries or otherwise, shall not:

(a) acquire, offer to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of, or become the Beneficial Owner of, or acquire an interest in, any Protected Securities or any of the assets of either Protected or any Subsidiary of Protected;

(b) (i) directly or indirectly solicit proxies or become a participant in a solicitation of proxies with respect to any matter presented to Protected's stockholders for the exercise of their voting rights, or
         (ii) engage in any course of conduct for the purpose of influencing or affecting the stockholders of Protected with respect to the exercise of their voting rights on any matter presented for a vote by Protected's stockholders;

(c) otherwise act to seek control of, or to influence, the Board of Directors, management, policies or affairs of either Protected or any Subsidiary of Protected;

(d)      publicly (or in a manner requiring Protected to disclose publicly)
         (i) propose any acquisition of any or all of the assets of Protected or any of its Subsidiaries, or any acquisition of any Protected Securities, or any merger, consolidation, business combination or similar transaction with, or change of control of, Protected or any of its Subsidiaries or its or their assets, (ii) make or propose a tender or exchange offer for any Protected Securities, (iii) propose or suggest the possibility of any of the other actions set forth in this section 3, or (iv) propose any amendment to, or modification or waiver of, any provision of this Agreement.

 (e) solicit, initiate, encourage, finance or assist any other Person, Persons or Group to take or seek to take any action which Limited is precluded hereunder from taking itself.

4.       Term of Agreement

         The term of this Agreement shall be the longer of (a) ten (10) years from the last date on which both Protected and Limited have an interest in the Joint Venture, or (b) ten (10) years from the date of the termination of negotiations between the Parties with respect to the formation of the Joint Venture in the event no such Joint Venture results therefrom.

5.       Miscellaneous

(a) Applicable Law. This Agreement and the rights and liabilities of the Parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

(b) Submission to Jurisdiction. Each of the Parties hereby agrees to submit to the exclusive jurisdiction of the United States District Court for the District of Minnesota, sitting in Minneapolis, Minnesota, in any legal action or proceeding relating to or arising out of this Agreement and all actions contemplated hereby. The Parties agree that service of process in any such legal action or proceeding in the manner provided in Section 5(e) hereof, in addition to any other means of service permitted by the laws and rules applicable to such court, shall be deemed valid service thereof.

(c) Specific Performance. Limited agrees and acknowledges that in the event of any breach by it of the terms of this Agreement, Protected would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that Protected, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement, and shall be entitled to mandatory injunctive or other relief, including the divestiture of Protected Securities by Limited, as may be necessary or appropriate to carry out the intent of the Parties with respect to this Agreement, in any action instituted in any court having subject matter jurisdiction thereof.

(d) Counterparts. This Agreement may be executed in any number of counterparts. Any single counterpart or set of counterparts signed by the Parties shall constitute a full and original Agreement for all purposes.

(e) Notices. In any case where any notice, service of process or other communication is required or permitted to be given hereunder, such notice, service of process or other communication shall be in writing and (i) personally delivered, (ii) sent by postage prepaid registered first class post (if inland) or airmail (if overseas) or (except for service of process) (iii) transmitted by telex, telecopy or cable (with postage prepaid confirmation) at the following addresses (or such other address as the Parties may designate from time to time to each other by due notice pursuant to this Section 5(e)):

         If to Protected:        General Mills, Inc.
                                 Number One General Mills Boulevard
                                 Minneapolis, MN 55426
                                 Attention: General Counsel

         If to Limited:          Nestle S.A.
                                 Avenue Nestle 55
                                 CH - 1800 Vevey
                                 Attention: Legal Department


(f) Successors. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective directors, officers, legal representatives, attorneys, successors and assigns, including any Person who may succeed to the assets or business of either Party by way of a consolidation, merger, sale of substantially all of such Party's assets or purchase of substantially all of such Party's stock. This Agreement shall not be assigned without the prior written consent of all the Parties hereto.

(g) Entire Agreement. The terms and conditions contained herein constitute the entire agreement between the Parties relating to the subject matter of this Agreement and shall supersede all previous communications between the Parties with respect to the subject matter of this Agreement.

(h) Amendment. This Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives.

(i) Expenses. Each of the Parties shall pay its own legal and other costs, charges and expenses connected with this Agreement and the perfomance of their obligations hereunder.

(j) Severability. If any provision (or any part thereof) of this Agreement is held illegal or unenforceable in a judicial proceeding, such provision (or the affected part thereof) shall be severed from this Agreement to that extent and shall be inoperative so long as such judicial determination shall remain in effect, and the remainder of this Agreement shall otherwise remain binding on the Parties hereto, it being the intention of the parties, in the event any such provision is held illegal or unenforceable in part, that such provision be enforced to the fullest scope and extent permissible consistent with the original intent of such provision and the ruling of such judicial authority.

(k) Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(l) No Waiver of Rights. No failure or delay on the part of any Partv in the exercise of any power of right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or power or of any other right or power. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

(m) Choice of Language. In the event of an inconsistency between any of the terms of this Agreement and any translation thereof into another language, the English language version shall control.

(n) No Third-Party Rights. This Agreement shall not be deemed or construed in any way to result in the creation of any rights in any Person not a Party to this Agreement.

(o) Further Assurances. At the request of either Party hereto, the other Party hereto shall execute and deliver (and shall cause their Affiliates and Associates to execute and deliver) to such Party such other documents and instruments as may be reasonably necessary to implement or evidence the foregoing.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first written above.

Witness:                                      GENERAL MILLS, INC.



    /s/ C. L. Whitehill                   by:     /s/ M. H. Willes
----------------------------------            ----------------------------------



Witness:                                      NESTLE S.A.



    /s/ O. Dupont                         by:     /s/ Reto F. Domeniconi
----------------------------------            ----------------------------------
                                                  Reto F. Domeniconi
                                                  Executive Vice President

                                    AGREEMENT


AGREEMENT, dated November 29, 1989, by and between Nestle S.A., a Swiss corporation ("Protected") and General Mills, Inc., a Delaware corporation ("Limited"), (Protected and Limited collectively, the "Parties").

WHEREAS, the Parties propose to enter into certain negotiations concerning a possible joint venture between them (the "Joint Venture") and, in connection with such negotiations and with the formation and operation of the Joint Venture in the event agreement is reached in that connection, Limited has requested access to certain confidential business information of Protected.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in consideration of Protected's disclosure of the above-referenced confidential business information to Limited (the scope and other terms of which disclosure are not governed by this instrument), the Parties hereto agree, with the intention of being legally bound, as follows:

1.       Certain Definitions

(a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, as currently in effect (the "Exchange Act Rules"), under the Securities Exchange Act of 1934, as amended, as currently in effect (the "Exchange Act").

(b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act Rules, (whether or not the relevant security shall be registered und the Exchange Act), and, for the purposes of this Agreement, a Person shall have "Beneficial Ownership" of securities of which such Person is the Beneficial Owner.

(c) "Shares" shall mean the shares, having a nominal value of 100 Swiss francs each, of Protected, whether in bearer form or registered form.

(d) "Protected Security" shall mean any equity or debt security of Protected, or right to acquire any such equity or debt security, including by purchase, conversion or exchange, including, but not limited to, Shares, depositary receipts evidencing the right to receive Shares, preferred stock, notes, debentures and other evidences of indebtedness.

(e) "Group" shall mean any partnership, limited partnership, syndicate or other group within the meaning of Section 13(d)(3) of the Exchange Act, (whether or not the relevant security shall be registered under the Exchange Act).

(f) "Participant" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules, (whether or not the relevant security shall be registered under the Exchange Act).

(g) "Person" shall mean any individual, firm, corporation, partnership, trust or other entity.

(h) "Proxies" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules, (whether or not the relevant security shall be registered under the Exchange Act).

(i) "Solicitation" shall have the meaning ascribed to such term in Regulation 14A of the Exchange Act Rules, (whether or not the relevant security shall be registered under the Exchange Act).

(j) "Subsidiary" shall mean, with respect to any Person, any corporation which is controlled by such Person, by ownership of securities or otherwise.

2.       Representation and Warranty by Limited

         Limited represents and warrants to Protected that as of the date of this Agreement neither Limited nor any of its Affiliates or Associates, (other than employee benefit plans or pension trusts holding Protected Securities solely for investment purposes), is either the Beneficial Owner or has any control of any Protected Securities.

3.       Certain Agreements by Limited

         Limited covenants with Protected that, without the prior written consent of Protected, Limited and its Affiliates and Associates, (other than employee benefit plans or pension trusts holding Protected Securities solely for investment purposes), singly or acting together, in concert, or as a Group with each other or any other Person, directly or indirectly through one or more intermediaries or otherwise, shall not:

(a) acquire, offer to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of, or become the Beneficial Owner of, or acquire an interest in, any Protected Securities or any of the assets of either Protected or any Subsidiary of Protected;

(b) (i) directly or indirectly solicit proxies or become a participant in a solicitation of proxies with respect to any matter presented to Protected's stockholders for the exercise of their voting rights, or
         (ii) engage in any course of conduct for the purpose of influencing or affecting the stockholders of Protected with respect to the exercise of their voting rights on any matter presented for a vote by Protected's stockholders;

(c) otherwise act to seek control of, or to influence, the Board of Directors, management, policies or affairs of either Protected or any Subsidiary of Protected;

(d) publicly (or in a manner requiring Protected to disclose publicly) (i) propose any acquisition of any or all of the assets of Protectedor any of its Subsidiaries, or any acquisition of any Protected Securities, or any merger, consolidation, business combination or similar transaction with, or change of control of, Protected or any of its Subsidiaries or its or their assets, (ii) make or propose a tender or exchange offer for any Protected Securities, (iii) propose or suggest the possibility of any of the other actions set forth in this section 3, or (iv) propose any amendment to, or modification or waiver of, any provision of this Agreement.

(e) solicit, initiate, encourage, finance or assist any other Person, Persons or Group to take or seek to take any action which Limited is precluded hereunder from taking itself.

4.       Term of Agreement

         The term of this Agreement shall be the longer of (a) ten (10) years from the last date on which both Protected and Limited have an interest in the Joint Venture, or (b) ten (10) years from the date of the termination of negotiations between the Parties with respect to the formation of the Joint Venture in the event no such Joint Venture results therefrom.

5.       Miscellaneous

(a) Applicable Law. This Agreement and the rights and liabilities of the Parties hereto shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

(b) Submission to Jurisdiction. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the City of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each Party agrees not to commence any such action, suit or proceeding except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding brought against such Party in any such court. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the City of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(c) Specific Performance. Limited agrees and acknowledges that in the event of any breach by it of the terms of this Agreement, Protected would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that Protected, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement, and shall be entitled to mandatory injunctive or other relief, including the divestiture of Protected Securities by Limited, as may be necessary or appropriate to carry out the intent of the Parties with respect to this Agreement, in any action instituted in any court having subject matter jurisdiction thereof.

(d) Counterparts. This Agreement may be executed in any number of counterparts. Any single counterpart or set of counterparts signed by the Parties shall constitute a full and original Agreement for all purposes.

(e) Notices. In any case where any notice, service of process or other communication is required or permitted to be given hereunder, such notice, service of process or other communication shall be in writing and (i) personally delivered, (ii) sent by postage prepaid registered first class post (if inland) or airmail (if overseas) or (except for service of process) (iii) transmitted by telex, telecopy or cable (with postage prepaid confirmation) at the following addresses (or such other address as the Parties may designate from time to time to each other by due notice pursuant to this Section 5(e)):

         If to Protected:        Nestle S.A.
                                 Avenue Nestle 55
                                 CH - 1800 Vevey
                                 Attention: Legal Department

         If to Limited:          General Mills, Inc.
                                 Number One General Mills Boulevard
                                 Minneapolis, MN 55426
                                 Attention: General Counsel


(f) Successors. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective directors, officers, legal representatives, attorneys, successors and assigns, including any Person who may succeed to the assets or business of either Party by way of a consolidation, merger, sale of substantially all of such Party's assets or purchase of substantially all of such Party's stock. This Agreement shall not be assigned without the prior written consent of all the Parties hereto.

(g) Entire Agreement. The terms and conditions contained herein constitute the entire agreement between the Parties relating to the subject matter of this Agreement and shall supersede all previous communications between the Parties with respect to the subject matter of this Agreement.

(h) Amendment. This Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives.

(i) Expenses. Each of the Parties shall pay its own legal and other costs, charges and expenses connected with this Agreement and the performance of their obligations hereunder.

(j) Severability. If any provision (or any part thereof) of this Agreement is held illegal or unenforceable in a judicial proceeding, such provision (or the affected part thereof) shall be severed from this Agreement to that extent and shall be inoperative so long as such judicial determination shall remain in effect, and the remainder of this Agreement shall otherwise remain binding on the Parties hereto, it being the intention of the parties, in the event any such provision is held illegal or unenforceable in part, that such provision be enforced to the fullest scope and extent permissible consistent with the original intent of such provision and the ruling of such judicial authority.

(k) Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(l) No Waiver of Rights. No failure or delay on the part of any Party in the exercise of any power of right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or power or of any other right or power. The waiver by any Party of a breach of any provision of this

         Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

(m) Choice of Language. In the event of an inconsistency between any of the terms of this Agreement and any translation thereof into another language, the English language version shall control.

(n) No Third-Party Rights. This Agreement shall not be deemed or construed in any way to result in the creation of any rights in any Person not a Party to this Agreement.

(o) Further Assurances. At the request of either Party hereto, the other Party hereto shall execute and deliver (and shall cause their Affiliates and Associates to execute and deliver) to such Party such other documents and instruments as may be reasonably necessary to implement or evidence the foregoing.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first written above.

Witness:                                          NESTLE S.A.



    /s/ O. Dupont                         by:     /s/ Reto F. Domeniconi
----------------------------------            ----------------------------------
                                                  Reto F. Domeniconi
                                                  Executive Vice President




Witness:                                          GENERAL MILLS, INC.



    /s/ C. L. Whitehill                   by:     /s/ M. H. Willes
----------------------------------            ----------------------------------